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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports dated February 11, 2000 (and to all references to our Firm) included in or made a part of this registration statement on Form S-1.

ARTHUR ANDERSEN LLP

Los Angeles, California
February 18, 2000